UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported): October 11, 2001

                             SOFTLOCK.COM, INC.
                             ------------------
           (Exact name of registrant as specified in its charter)

                                  DELAWARE
                                  --------
               (State or other jurisdiction of incorporation)

          33-37751-D                            84-1130229
          ----------                            ----------
   (Commission File Number)         (IRS Employer Identification No.)

                         c/o Stewart Grossman, Esq.
              Looney & Grossman, 101 Arch St. Boston, MA 02110
              ------------------------------------------------
             (Address of principal executive offices) (Zip code)

                               (978) 461-5940
                               --------------
            (Registrant's telephone number, including area code):

                                     N/A
                                     ---
        (Former name or former address, if changed since last report)


ITEM 5.  OTHER EVENTS.

On October 11, 2001 the Registrant issued a press release titled "SoftLock Seeks Buyer for its Patent Portfolio"announcing that it was offering for sale its intellectual property assets pursuant to court order. A copy of the press release is included herein as Exhibit 99.1 to this Current Report on Form 8-K.

This Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended. Such statements are subject to risks and uncertainties that could cause actual results to vary materially from those projected in the forward-looking statements.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
         AND EXHIBITS.

      (a)   Financial Statements of Business Acquired: Not Applicable
      (b)   Pro Forma Financial Information: Not Applicable
      (c)   Exhibits:

            99.1  Press Release of Registrant dated October 11, 2001.


                                  SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  October 15, 2001           SOFTLOCK.COM, INC.
                                  (Registrant)

                                  By: /s/ Jonathan Schull
                                      -------------------------------------
                                      Jonathan Schull
                                      President and Chief Executive Officer